Benchmark Electronics First Quarter Fiscal Year 2026 Results April 29, 2026

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In particular, statements, expressed or implied, concerning the Company’s outlook and guidance for second quarter and fiscal year 2026 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, regarding enterprise AI opportunities, anticipated growth in bookings, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, the potential of another U.S. government shutdown and the economic impacts, volatility and uncertainty resulting therefrom, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, tariffs and retaliatory countermeasures, the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, or write-downs or write-offs of obsolete or unsold inventory, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts, including discrete tax items, and other non-GAAP tax adjustments, of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Today’s Speakers Bryan Schumaker EVP and Chief Financial Officer David Moezidis President & Chief Executive Officer

First Quarter Results and Outlook     GAAP AND NON-GAAP REVENUE $677M NON-GAAP GROSS MARGIN 10.3% NON-GAAP EPS $0.58 NON-GAAP OPERATING MARGIN 4.8% Revenue and non-GAAP EPS achieved higher end of the guidance range Performance led by strength in Medical, AC&C and Semi-Cap   Increasing 2026 revenue growth outlook to 9-10% Operating margin expansion expected to grow EPS faster than revenue throughout the year * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Business Highlights Well-Positioned Portfolio   Momentum across multiple markets High complexity delivering attractive gross margin Sector balance positions for sustainable growth Customer Focus Driving Results Sustained bookings momentum and improved program mix Expanded share of wallet and program wins across strategic customers Execution driving growth across multiple sectors Continued Financial Discipline Operating Income and earnings expected to grow faster than revenue Working capital management driving Free Cash Flow generation Consistent capital allocation approach Investing in Growth Expanding PT and cleanroom capacity  Continuing to invest in our people Advancing automation and AI to improve manufacturing productivity

Financial Results (Non-GAAP) THREE MONTHS ENDED March 31 2025 THREE MONTHS ENDED December 31 2025 THREE MONTHS ENDED March 31 2026 ($ MILLIONS) Revenue $632 $704 $677 Gross Margin 10.1% 10.6% 10.3% Operating Margin 4.6% 5.5% 4.8% Effective Tax Rate 25.0% 25.4% 27.4% EPS $0.52 $0.71 $0.58 * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

First Quarter 2026 Sector Performance 19% 28% 18% 15% 20% $677 MILLION Sales ($MM) YoY Sector Mix Semi-Cap  $191 (2%) Industrial (3%) $133 Aerospace & Defense $120 (2%) Medical $128 24% AC&C $105 41%

Trended Non-GAAP Results (Dollars in Millions, except EPS) * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Balance Sheet and Cash Flow Update Debt Structure (In Millions) Q1-26 Senior Secured Term Loan, net of $2 Debt Costs $145 Revolving Credit Facility Drawn Amount $60 Borrowing Capacity Available under Revolver $486 (1) Free Cash Flow (FCF), a non-GAAP measure, is defined as net cash provided by (used in) operations less capex Generated $29 million in Free Cash Flow while supporting investment in growth   Balance sheet remains strong, with net cash at $120 million Returned $12 million to investors through $6 million of repurchases and $6 million in recurring dividend (In Millions) Q1-25 Q4-25 Q1-26 Cash Flows from Operations $32 $59 $47 Free Cash Flow (1) $27 $48 $29 Share Repurchases $8 $1 $6 Cash $355 $322 $325

Working Capital Trends Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Accounts Receivable Days 53 52 50 50 50 Contract Asset Days 25 25 26 23 25 Inventory Days 89 83 75 69 75 Accounts Payable Days (61) (55) (56) (58) (67) Advance Payments from Customers Days (20) (20) (18) (17) (16) Cash Conversion Cycle Days 86 85 77 67 67

Q2 2026 Guidance Q2-26E Net Sales $700M to $740M Gross Margin – non-GAAP 10.4% to 10.6% Operating Margin – non-GAAP 5.1% to 5.3% Interest and Other Expenses ~$3.5M Non-operating Expenses $0.8M to $1.2M Stock-Based Compensation ~$6.1M Effective Tax Rate 26% to 27% Diluted EPS – GAAP $0.51 to $0.57 Diluted EPS – non-GAAP $0.65 to $0.71 Weighted-Average Shares ~36.3M

Sector Outlook Semi-Cap Cyclical improvement expected to continue Penang 4 ramping operations to support 2026 growth Expecting sequential and year-over-year growth throughout rest of 2026 Industrial In line with steady performance for the year Transportation, construction and agriculture showing strength  Improved global macro could bolster sector performance  Expecting significant growth in 2026 Strong momentum in enterprise AI clusters and on-prem cloud infrastructure Won Supplier of the Year at HPE Advanced Computing & Communications Double-digit growth expected to continue MedTech bookings support longer-term growth Benefiting from end-market strength and new program ramps Medical Commercial air remains stable   Defense moderating after two years of double-digit growth  Momentum in space applications continues  Aerospace & Defense

Summary 1.  Ahead of Initial Growth Expectations Semi-Cap cycle is proving out and AI-related opportunities in AC&C are scaling   Medical strength continues, while Industrial and A&D are tracking as expected   Increasing 2026 growth outlook from mid-single digits to 9-10% 2.  Positioned to Deliver Operating Leverage Expecting Operating Income and Earnings to grow faster than revenue   Sequential and year-over-year Operating Income and EPS growth throughout the remainder of the year 3.  Continuing to Invest Expanding capacity to meet our customers' growing needs Investing in our people to deliver customer success Advancing automation and AI to improve manufacturing productivity

Appendix

APPENDIX 1 – Reconciliation of GAAP to Non-GAAP (Dollars in thousands, except per share data – Unaudited)